                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT

      This AMENDMENT NO. 2 TO THE CREDIT AGREEMENT, dated as of May 24, 2005, among Amkor Technology, Inc. a Delaware corporation (the "Borrower"),the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of June 29,2004, as amended by Amendment No. 1 dated as of October 27,2004, (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"),the issuers party thereto (collectively the "Issuers"),Citigroup Global Markets, Inc. ("CGMT"), as sole lead arranger and sole bookrunner, Citicorp North America, Inc., as administrative agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"),JPMorgan Chase Bank, as syndication agent, Merrill Lynch Capital Corporation ("Merrill Lynch"), as documentation agent, and J.P. Morgan Securities Inc. and Merrill Lynch, as arrangers.

                                  WITNESSETH:

      WHEREAS, the parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined;

      WHEREAS, certain of the Borrower's foreign Subsidiaries intend to incur additional secured Indebtedness and to use the proceeds thereof for general corporate purposes; and

      WHEREAS, the Borrower has requested that the other parties hereto agree to amend the Credit Agreement as hereinafter set forth to, among other things, permit the incurrence of such additional secured Indebtedness.

      Now, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

      SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

      (a) AMENDMENTS TO ARTICLE VII (NEGATIVE COVENANTS).

            (i) Section 7.2 (Liens, Etc.) of the Credit Agreement is hereby amended by deleting clause (f) thereof in its entirety and inserting a new clause (f) immediately after clause (e) thereof as follows:

            "(f) Liens on assets other than Collateral which are not otherwise permitted by the foregoing clauses of this Section 7.2 securing Indebtedness or other liabilities of the Borrower or any of its Subsidiaries; provided, however, that the aggregate outstanding amount of all such Indebtedness and liabilities shall not exceed $75,000,000 at any time."

      SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment (including each provision hereof) shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

      (a) the Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower and the Requisite Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent of Subsidiary Guarantors with respect to this Amendment in the form attached hereto executed by each Subsidiary Guarantor; and

      (b) the Borrower shall have paid all out-of-pocket expenses of the Administrative Agent (including the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Weil Gotshal and Manges LLP) incurred in connection with this Amendment and any other expenses which are due and payable pursuant to Section 10.3 of the Credit Agreement.

      SECTION 3. CONSTRUCTION WITH THE LOAN DOCUMENTS.

      (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified as necessary to reflect the changes made in this Amendment as of the Amendment Effective Date.

      (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

      (d) This Amendment is a Loan Document.

      SECTION 4. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

      SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

      SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           AMKOR TECHNOLOGY, INC.,
                                           as Borrower

                                           By /s/ Kenneth T. Joyce
                                              ----------------------------------
                                              Name:  Kenneth T. Joyce
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           AMKOR TECHNOLOGY, INC.,
                                           as Borrower

                                           By
                                              ----------------------------------
                                              Name:
                                              Title:


                                           CITICORP NORTH AMERICA, INC.,
                                           as Administrative Agent and Lender

                                           By /s/ Suzanne Crymes
                                              ----------------------------------
                                              Name:  Suzanne Crymes
                                              Title: Vice President


                                           CITIBANK, N.A.,
                                           as Issuer

                                           By /s/ Suzanne Crymes
                                              ----------------------------------
                                              Name:  Suzanne Crymes
                                              Title: Vice President

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Lender


                                        By /s/ William P. Rindfuss
                                           _________________________
                                           Name: William P. Rindfuss
                                           Title: Vice President

















 [SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        as Lender


                                        By /s/ Anthony J. Lafaire
                                           _________________________
                                           Name: Anthony J. Lafaire
                                           Title: Director

















 [SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]

                        CONSENT OF SUBSIDIARY GUARANTORS

                                                        Dated as of May 24, 2005


      Each of the undersigned corporations, as a Guarantor under the Guaranty dated June 29, 2004 (the "Guaranty")in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder","thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have consented to this Amendment, as of the date first above written.


                             GUARDIAN ASSETS, INC.



                             By:  /s/ Kenneth T. Joyce
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Chief Financial Officer


                             UNITIVE, INC.



                             By:  /s/ Kenneth T. Joyce
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: President, Chief Executive Officer,
                                       Chief Financial Officer and Secretary



                             UNITIVE ELECTRONICS, INC.



                             By:
                                ------------------------------------------
                                Name:  Arthur Bergens
                                Title: Chief Financial Officer, Secretary
                                       and Treasurer



                             AMKOR INTERNATIONAL HOLDINGS, LLC



                             By:  /s/ Kenneth T. Joyce
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Chairman



                             AMKOR TECHNOLOGY LIMITED



                             By:  /s/ Kenneth T. Joyce
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Director and Chairman









     [SIGNATURE PAGE TO CONSENT OF SUBSIDIARY GUARANTORS TO AMENDMENT NO. 2
                   TO AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have consented to this Amendment, as of the date first above written.


                             GUARDIAN ASSETS, INC.



                             By:
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Chief Financial Officer


                             UNITIVE, INC.



                             By:
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: President, Chief Executive Officer,
                                       Chief Financial Officer and Secretary



                             UNITIVE ELECTRONICS, INC.



                             By: /s/ Arthur Bergens
                                ------------------------------------------
                                Name:  Arthur Bergens
                                Title: Chief Financial Officer, Secretary
                                       and Treasurer



                             AMKOR INTERNATIONAL HOLDINGS, LLC



                             By:
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Chairman



                             AMKOR TECHNOLOGY LIMITED



                             By:
                                ------------------------------------------
                                Name:  Kenneth T. Joyce
                                Title: Director and Chairman









     [SIGNATURE PAGE TO CONSENT OF SUBSIDIARY GUARANTORS TO AMENDMENT NO. 2
                   TO AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]

                                        P-FOUR, LLC


                                        By: /s/ Michael Santangelo
                                           ____________________________
                                           Name: Michael Santangelo
                                           Title: President




                                        AMKOR/ANAM PILIPINAS, L.L.C.


                                        By: /s/ Michael Santangelo
                                           ____________________________
                                           Name: Michael Santangelo
                                           Title: Treasurer and
                                                  Chief Financial Officer

















   [SIGNATURE PAGE TO CONSENT OF SUBSIDIARY GUARANTORS TO AMENDMENT NO. 2 TO
                    AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]